UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

SUNOPTA INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This Schedule 14A filing consists of an email message from the CEO of SunOpta Inc. ("SunOpta" or the "Company") to SunOpta employees summarizing key takeaways from the Refresco-SunOpta joint town hall meeting held with SunOpta employees on March 5, 2026, relating to the proposed acquisition of SunOpta by Refresco, pursuant to an Arrangement Agreement, dated as of February 6, 2026, among SunOpta, Pegasus BidCo B.V. and 2786694 Alberta Ltd.

From: Brian Kocher

Sent: Friday, March 6, 2026

To: All SunOpta Users

Subject: Key Takeaways from the Refresco-SunOpta Joint Town Hall

Hello SunOpta Team,

Thanks to everyone who made an effort to join the Refresco-SunOpta Town Hall. I really appreciate that Steve and Martha were able to travel to Minnesota to meet us and hope you found it valuable to hear directly from them. You can view Refresco's Town Hall slides here. Below is a summary of key takeaways from the discussion:

Why SunOpta

Refresco sees SunOpta as an exceptional strategic addition and a strong fit with its growth strategy as it expands into adjacent beverage categories, particularly in the plant-based space. We bring a great team and a strong position in low-acid aseptic and fruit snack categories that complement Refresco's North American capabilities, strengthen its presence in the region, and support a more balanced geographic footprint overall. Together, this partnership expands Refresco's offerings for existing customers, adds leading out-of-home customers and supports Refresco's focused North American expansion.

About Refresco

Refresco is a leading independent beverage solutions provider, producing ~14 billion liters annually and generating €6.1 billion in revenue (approximately USD $7 billion) in 2024, with a global footprint of 76 manufacturing plants and ~14,000 employees across 14 countries in Europe, North America and Australia. Refresco's product portfolio in the U.S. includes carbonated soft drinks, energy drinks and other beverages. Refresco's global headquarters are located in Rotterdam, the Netherlands, while its North American operations are led from Tampa, Florida.

Day One / Changes / Benefits & Compensation

Refresco shared that day one will feel largely the same, with no immediate changes planned to roles, benefits, compensation, systems or how the business operates. The main theme is "do no harm." We are accountable for our 2026 budget while staying focused on our customers and supporting our teams/colleagues. If future changes to benefits occur, they will be competitive. Any changes to roles or structures will be handled thoughtfully, not abruptly.

Fruit Snacks

Fruit snacks will continue operating as a core, growing business with no planned changes. Refresco values the fruit snacks platform, capabilities and teams. While fruit snacks are new to Refresco's portfolio, it fits its broader strategy of being a manufacturing and infrastructure partner for customers. Refresco and SunOpta are similar in that our expertise and solutions provide value to customers whether that value is delivered in the form of plant-based beverages, broth, fruit snacks, carbonated soft drinks, energy drinks and/or other beverages.

SunOpta - Refresco Integration

Integration will happen thoughtfully and over time rather than being rushed. Immediately, our leadership team will continue overseeing and driving the business with the goal of exceeding our 2027 annual plan. Certain teams will connect function by function after the closing to collaborate where scale or expertise can add value, while avoiding unnecessary system changes. Throughout this process, we will remain focused on our current priorities and delivering on our plan, operating with a high level of autonomy empowered by Refresco. Refresco has been clear that this is a two-way partnership, with learning flowing in both directions.

Culture / Leadership Philosophy

The Refresco team emphasized that Refresco is a "big company that runs like a small company." Its culture is built on empowered teams with high accountability, a strong growth mindset, bold ambition and courage, and transparency and authenticity in leadership, underscoring that talent and culture are the most critical drivers of performance and long-term success.

Ask of You

Stay focused and don't let the transaction become a distraction. Remember: We don't take shortcuts. Focus on safety, quality, customer service and performance, and keep delivering against the 2026 plan. Be better tomorrow than today, deliver high-quality, saleable units, speak up with questions or concerns, and remember that strong performance creates opportunity for individuals and teams.

We believe this partnership with Refresco will give us the scale and resources to fully unlock SunOpta's potential. I am incredibly proud of what our team has accomplished and excited about the opportunities ahead as we enter the next chapter of our growth journey!

Brian

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this communication, including any statements regarding the expected timetable for completing the transaction between SunOpta and Refresco, the results, effects, benefits and synergies of the transaction, future opportunities for SunOpta, future financial performance and condition, guidance and any other statements regarding SunOpta's future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are "forward-looking" statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words "anticipate," "believe," "ensure," "expect," "if," "intend," "estimate," "probable," "project," "forecasts," "predict," "outlook," "aim," "will," "could," "should," "would," "potential," "may," "might," "anticipate," "likely" "plan," "positioned," "strategy," and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include, but are not limited to, statements regarding plans and expectations with respect to the proposed transaction and the anticipated impact of the proposed transaction on SunOpta and its shareholders; the status of matters while the transaction is pending; the anticipated timing and the various steps to be completed in connection with the transaction, including receipt of shareholder, court and regulatory approvals; and the anticipated timing for closing of the transaction. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, (1) risks related to the consummation of the transaction, including (a) the risks that SunOpta shareholder approval may not be obtained on the expected timeline, or at all, (b) the risks that the parties fail to secure the termination or expiration of any waiting period applicable under the HSR Act or fail to receive any required approvals or clearances under any other applicable antitrust laws, (c) the risk that any other condition to closing may not be satisfied, (d) the risk that the closing of the transaction might be delayed or not occur at all, (e) the possibility that SunOpta fails to obtain the interim and final orders in respect of the transaction from the Ontario Superior Court of Justice (Commercial List) on the expected timeline, or at all, (f) the risk that all or part of Refresco's financing may not become available, or (g) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (2) the risk that the anticipated timing of mailing the management information circular and proxy statement or the timing of the holding of the special meeting of shareholders of SunOpta may not be possible or achieved; (3) the risk of any event, change or other circumstance that could give rise to the termination of the arrangement agreement and the effects that any termination of the arrangement agreement may have on SunOpta and its business, including the risk that SunOpta's share price may decline significantly if the proposed transaction is not completed, or the risk that SunOpta may be required to pay a termination fee; (4) the effects that the announcement or pendency of the proposed transaction may have on SunOpta and its business, including the risks that as a result (a) SunOpta's business, operating results or share price may suffer, (b) SunOpta's current plans and operations may be disrupted, (c) SunOpta's ability to retain or recruit key employees may be adversely affected, (d) SunOpta's business relationships (including, customers and suppliers) may be adversely affected, or (e) SunOpta's management's or employees' attention may be diverted from other important matters; (5) the effect of limitations that the arrangement agreement places on SunOpta's ability to operate its business, return capital to shareholders or engage in alternative transactions; (6) the risk of litigation relating to the proposed transaction; (7) the risk of changes in governmental regulations or enforcement practices; and (8) the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the transaction.

Additional factors that could cause results to differ materially from those described above can be found in SunOpta's Annual Report on Form 10-K for the year ended January 3, 2026, and subsequent Quarterly Reports on Form 10-Q, which are on file with the Securities and Exchange Commission and available from SunOpta's website at www.sunopta.com under the "Investor Relations" tab, and in other documents SunOpta files with the Securities and Exchange Commission and under its profile on the System for Electronic Document Analysis and Retrieval (SEDAR+).

All forward-looking statements speak only as of the date they are made and are based on information available at that time. SunOpta disclaims any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by applicable securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Additional Information and Where to Find It

This communication is for informational purposes only and does not constitute a solicitation of any vote or approval with respect to the transaction or otherwise, or an offer to sell or the solicitation of an offer to subscribe for or buy any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

In connection with the proposed transaction, SunOpta has and intends to continue to file materials with the Securities and Exchange Commission and Canadian securities regulatory authorities, as applicable. In connection with the solicitation of proxies to obtain shareholder approval, SunOpta intends to file a notice of the special meeting of SunOpta's shareholders and accompanying definitive management information circular and proxy statement, the preliminary form of which was filed on February 27, 2026, with the Securities and Exchange Commission on EDGAR at www.sec.gov, and with Canadian securities regulatory authorities under its profile on the System for Electronic Document Analysis and Retrieval (SEDAR+) at www.sedarplus.ca. Following the filing of the definitive management information circular and proxy statement with the Securities and Exchange Commission and with Canadian securities regulatory authorities, SunOpta will mail the definitive management information circular and proxy statement to each shareholder of SunOpta entitled to vote at the special meeting of SunOpta shareholders. This communication is not a substitute for the definitive management information circular and proxy statement or for any other document that SunOpta may file with the Securities and Exchange Commission or Canadian securities regulatory authorities or send to SunOpta's shareholders in connection with the transaction. INVESTORS AND SECURITY HOLDERS OF SUNOPTA ARE URGED TO CAREFULLY AND THOROUGHLY READ THE DEFINITIVE MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT, AS MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY SUNOPTA WITH THE SECURITIES AND EXCHANGE COMMISSION OR CANADIAN SECURITIES REGULATORY AUTHORITIES, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SUNOPTA, THE TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

Shareholders of SunOpta will be able to obtain free copies of the definitive management information circular and proxy statement, as may be amended from time to time, and other relevant documents filed by SunOpta with the Securities and Exchange Commission and Canadian securities regulatory authorities (when they become available) through the website maintained by the Securities and Exchange Commission at www.sec.gov or under its profile on the System for Electronic Document Analysis and Retrieval (SEDAR+) at www.sedarplus.ca, as applicable. Copies of documents filed with the Securities and Exchange Commission by SunOpta will be available free of charge from SunOpta's website at www.sunopta.com.

Participants in Solicitation

SunOpta and its directors and executive officers may be deemed to be participants in the solicitation of proxies from SunOpta shareholders in connection with the proposed transaction. Information regarding SunOpta's directors and executive officers is available in (a) SunOpta's Annual Report on Form 10-K for the fiscal year ended January 3, 2026, which was filed with the Securities and Exchange Commission on March 4, 2026; (b) SunOpta's management information circular and definitive proxy statement for its 2025 annual meeting of shareholders, which was filed with the Securities and Exchange Commission on April 11, 2025; and (c) subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. To the extent holdings of SunOpta's securities by its directors or executive officers have changed since the amounts set forth in SunOpta's proxy statement for its 2025 annual meeting of shareholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the Securities and Exchange Commission. Investors may obtain additional information regarding the interests of such participants by reading the definitive management information circular and proxy statement regarding the transaction when it becomes available. Copies of the documents filed with the Securities and Exchange Commission by SunOpta are, or will be as applicable, available free of charge through the website maintained by the Securities and Exchange Commission at www.sec.gov and at SunOpta's website at www.sunopta.com.